UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

CHINA UNITED INSURANCE SERVICE, INC.

(Exact name of registrant as specified in its charter)

000-54884

(Commission File Number)

Delaware	98-6088870
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan

(Address of principal executive offices)

+8862-87126958

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry into Material Definitive Agreement

On September 30, 2014, Action Holdings Financial Limited (“AHFL”), a wholly-owned British Virgin Islands subsidiary of China United Insurance Service, Inc. (the “Company” or “CUIS”), entered into an Amendment to Strategic Alliance Agreement (the “Amendment”) with AIA International Limited Taiwan Branch (“AIATW”).

The purpose of the Strategic Alliance Agreement is to promote life insurance products provided by AIATW within the territory of Taiwan by insurance agency companies or insurance brokerage companies affiliated with AHFL or CUIS. Pursuant to the Alliance Agreement, AHFL shall encourage any insurance agency company and insurance brokerage company owned by itself or the Company (the “Appointed Broker/Agent”), and duly approved by the competent government authorities of Taiwan, to execute the related insurance brokerage or agent agreements with AIATW and assist such Appointed Broker/Agent to negotiate the insurance contracts to be underwritten by the insurance company underlying such executed brokerage or agent agreements with AIATW.

Pursuant to the Amendment, the expiration date of the Strategic Alliance Agreement has been extended from May 31, 2018 to December 31, 2020. In addition, both AHFL and AIATW agree to adjust certain terms and conditions set forth in the Strategic Alliance Agreement, including the downward adjustment of the performance targets as well as the mechanism and formula calculating the Execution Fee to be refunded, if any.

In addition, AHFL agreed to refrain from selling, pledging or transferring more than 30% of its holdings in Law Broker. If such sale of Law Broker securities does take place, AIATW may unilaterally terminate the Strategic Alliance Agreement. Upon such a termination, the Execution Fee shall be recalculated based on formulas provided in the Alliance Agreement.

The Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K and is the legal document that governs the terms of the cooperation described therein and the other actions contemplated by the Amendment. The foregoing description of the cooperation does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 10.1 hereto, and incorporated, herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
10.1	Amendment to Strategic Alliance Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA UNITED INSURANCE SERVICE, INC.

Date: September 30, 2014

	By:	/s/ Mao Yi Hsiao
	Name:	Mao Yi Hsiao
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

10.1	Amendment to Strategic Alliance Agreement

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